UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : November 25, 2005

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. on behalf of the Home Equity Mortgage Trust 2005-HF1

             (Exact name of registrant as specified in its charter)


       Delaware                    333-120962-03               13-3460894
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On November 4, 2005, Credit Suisse First Boston Mortgage Acceptance Corp. caused the issuance and sale of the Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Notes, Series 2005-HF1 (the "Notes"), pursuant to an Indenture, dated as of November 4, 2005, among Home Equity Mortgage Trust 2005-HF1, as issuer, U.S. Bank National Association, as indenture trustee and JPMorgan Chase Bank, N.A. as trust administrator. This report and exhibit is being filed pursuant to the terms of that Indenture dated November 4, 2005.

       On November 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Home Equity Mortgage Trust Series 2005-HF1
                      Home Equity Loan-Backed Notes, Series 2005-HF1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trust
                      Administrator and Master Servicer under
                      the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: December 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                           Credit Suisse First Boston
                    Home Equity Mortgage Trust Series 2005-HF1
                        Statement to Certificateholders
                               November 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       157,490,000.00    157,490,000.00    5,214,354.31      399,630.88     5,613,985.19    0.00         0.00    152,275,645.69
A2A       70,000,000.00     70,000,000.00    3,310,911.36      171,500.00     3,482,411.36    0.00         0.00     66,689,088.64
A2B       30,000,000.00     30,000,000.00            0.00       77,700.00        77,700.00    0.00         0.00     30,000,000.00
A3A      189,000,000.00    189,000,000.00    7,813,750.82      469,665.00     8,283,415.82    0.00         0.00    181,186,249.18
A3B       47,000,000.00     47,000,000.00            0.00      121,730.00       121,730.00    0.00         0.00     47,000,000.00
M1        23,180,000.00     23,180,000.00            0.00       61,388.37        61,388.37    0.00         0.00     23,180,000.00
M2        18,300,000.00     18,300,000.00            0.00       48,784.75        48,784.75    0.00         0.00     18,300,000.00
M3        12,200,000.00     12,200,000.00            0.00       32,807.83        32,807.83    0.00         0.00     12,200,000.00
M4         9,150,000.00      9,150,000.00            0.00       25,139.63        25,139.63    0.00         0.00      9,150,000.00
M5         9,760,000.00      9,760,000.00            0.00       27,043.33        27,043.33    0.00         0.00      9,760,000.00
M6         8,540,000.00      8,540,000.00            0.00       23,862.18        23,862.18    0.00         0.00      8,540,000.00
M7         8,540,000.00      8,540,000.00            0.00       26,353.02        26,353.02    0.00         0.00      8,540,000.00
M8         6,710,000.00      6,710,000.00            0.00       21,880.19        21,880.19    0.00         0.00      6,710,000.00
M9         7,930,000.00      7,930,000.00            0.00       27,246.16        27,246.16    0.00         0.00      7,930,000.00
AR               100.00            100.00          100.00            0.68           100.68    0.00         0.00              0.00
ARL              100.00            100.00          100.00            0.68           100.68    0.00         0.00              0.00
G                  0.00              0.00            0.00            0.00             0.00    0.00         0.00              0.00
P                100.00            100.00            0.00       43,685.37        43,685.37    0.00         0.00            100.00
X2                 0.00              0.00            0.00            0.00             0.00    0.00         0.00              0.00
B1         6,100,000.00      6,100,000.00            0.00       25,228.58        25,228.58    0.00         0.00      6,100,000.00
B2         6,100,000.00      6,100,000.00            0.00       25,228.58        25,228.58    0.00         0.00      6,100,000.00
TOTALS   610,000,300.00    610,000,300.00   16,339,216.49    1,628,875.23    17,968,091.72    0.00         0.00    593,661,083.51

X1       610,000,000.00    610,000,000.00            0.00    2,574,081.07     2,574,081.07    0.00         0.00    593,676,950.45
XS       289,244,226.70    289,244,226.70            0.00       44,820.43        44,820.43    0.00         0.00    281,048,794.83
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       2254W0LE3   1,000.00000000     33.10911366        2.53750003       35.64661369    966.89088634      A1        4.350000 %
A2A      2254W0LF0   1,000.00000000     47.29873371        2.45000000       49.74873371    952.70126629      A2A       4.200000 %
A2B      2254W0MB8   1,000.00000000      0.00000000        2.59000000        2.59000000  1,000.00000000      A2B       4.440000 %
A3A      2254W0LG8   1,000.00000000     41.34259693        2.48500000       43.82759693    958.65740307      A3A       4.260000 %
A3B      2254W0MC6   1,000.00000000      0.00000000        2.59000000        2.59000000  1,000.00000000      A3B       4.440000 %
M1       2254W0LH6   1,000.00000000      0.00000000        2.64833348        2.64833348  1,000.00000000      M1        4.540000 %
M2       2254W0LJ2   1,000.00000000      0.00000000        2.66583333        2.66583333  1,000.00000000      M2        4.570000 %
M3       2254W0LK9   1,000.00000000      0.00000000        2.68916639        2.68916639  1,000.00000000      M3        4.610000 %
M4       2254W0LL7   1,000.00000000      0.00000000        2.74750055        2.74750055  1,000.00000000      M4        4.710000 %
M5       2254W0LM5   1,000.00000000      0.00000000        2.77083299        2.77083299  1,000.00000000      M5        4.750000 %
M6       2254W0LN3   1,000.00000000      0.00000000        2.79416628        2.79416628  1,000.00000000      M6        4.790000 %
M7       2254W0LP8   1,000.00000000      0.00000000        3.08583372        3.08583372  1,000.00000000      M7        5.290000 %
M8       2254W0LQ6   1,000.00000000      0.00000000        3.26083308        3.26083308  1,000.00000000      M8        5.590000 %
M9       2254W0LR4   1,000.00000000      0.00000000        3.43583354        3.43583354  1,000.00000000      M9        5.890000 %
AR       2254W0LS2   1,000.00000000  1,000.00000000        6.80000000    1,006.80000000      0.00000000      AR        8.101499 %
ARL      2254W0LT0   1,000.00000000  1,000.00000000        6.80000000    1,006.80000000      0.00000000      ARL       8.101499 %
P        2254W0LX1   1,000.00000000      0.00000000  436,853.70000000  436,853.70000000  1,000.00000000      P         8.101499 %
B1       2254W0LU7   1,000.00000000      0.00000000        4.13583279        4.13583279  1,000.00000000      B1        7.090000 %
B2       2254W0LV5   1,000.00000000      0.00000000        4.13583279        4.13583279  1,000.00000000      B2        7.090000 %
TOTALS               1,000.00000000     26.78558763        2.67028595       29.45587358    973.21441237

X1       2254W0LY9   1,000.00000000      0.00000000        4.21980503        4.21980503    973.24090238      X1        0.000000 %
XS       2254W0MA0   1,000.00000000      0.00000000        0.15495704        0.15495704    971.66604857      XS        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Michael O Bullen
                  JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 New York Plaza
                          New York, New York 10004
                             Tel: (212) 623-4506
                             Fax: (212) 623-5931
                      Email: michael.o.bullen@jpmchase.com

        Principal Remittance Amount                                                                                 16,339,216.49

        Scheduled Principal Payments                                                                                9,411,639.54

        Principal Prepayments                                                                                       10,098,723.26

        Curtailments                                                                                                439,777.22

        Cutailment Interest Adjustments                                                                             3,453.40

        Repurchase Principal                                                                                        0.00

        Substitution Amounts                                                                                        0.00

        Net Liquidation Proceeds                                                                                    0.00

        Other Principal Adjustments                                                                                 0.00

        Gross Interest                                                                                              4,374,521.60

        Recoveries from Prior Loss Determinations                                                                   0.00

        Reimbursements of Non-Recoverable Advances Previously Made                                                  0.00

        Recovery of Reimbursements Previously Deemed Non-Recoverable                                                0.00

        Amount of Prepayment Penalties Collected                                                                    43,684.69

        Beginning Number of Loans Outstanding                                                                       11,086

        Beginning Aggregate Loan Balance                                                                            594,220,135.97

        Ending Number of Loans Outstanding                                                                          10,839

        Ending Aggregate Loan Balance                                                                               577,896,886.45

        Servicing Fees (Including Credit Risk Manager)                                                              210,199.05

        Master-Servicing Fee                                                                                        1,237.96

        Delinquent Mortgage Loans
                               Delinquency Totals
                               Group Totals
                               Category                Number               Principal Balance                Percentage
                               1 Month                    145                7,061,306.42                    1.22 %
                               2 Month                     10                  603,086.72                    0.10 %
                               3 Month                      0                        0.00                    0.00 %
                               Total                      155                7,664,393.14                    1.33 %
                                           * Delinquent Bankruptcies are included in the table above.

        Bankruptcies
                               Bankruptcy Totals
                               Number of                Principal               Percentage
                               Loans                    Balance

                                   41                 1,587,271.71                  0.27%
                                           * Only Current Bankruptcies are reflected in the table above.

        Foreclosures
                               Foreclosure Totals
                               Number of                    Principal                Percentage
                               Loans                        Balance

                                   0                          0.00                   0.00%

        REO Properties
                               REO Totals
                               Number of                Principal                 Percentage
                               Loans                    Balance

                                   0                     0.00                     0.00%

        Current Realized Losses                                                                                    0.00

        Cumulative Realized Losses - Reduced by Recoveries                                                         0.00


Prefunding              Beginning Balance                                                                          15,780,164.00
Account                 Subsequent Transfer Amount                                                                 0.00
                        Ending Balance Prefunding Account                                                          15,780,164.00

Capitalized             Beginning Balance                                                                          175,792.69
Interest Account        Capitalized Interest Requirement                                                           41,007.43
                        Ending Balance                                                                             134,785.26

Trigger Event           Trigger Event Occurrence (Effective November 2008)                                         NO
                        (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                           0.10158%
                        Sr. Enhancement Percentage x 18%                                                           3.53301%
                                                     OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                 0.00%
                        Cumulative Loss Limit                                                                      0.00%

O/C Reporting           Targeted Overcollateralization Amount                                                      23,180,011.40
                        Ending Overcollateralization Amount                                                        15,966.94
                        Ending Overcollateralization Deficiency                                                    23,164,044.46
                        Overcollateralization Release Amount                                                       0.00
                        Monthly Excess Interest                                                                    2,574,081.07
                        Payment to Class X-1                                                                       2,574,081.07

                        Additional Balance                                                                         3,614,376.93
                        Additional Balance Advance Amount                                                          0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
